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                                                                    EXHIBIT 10m4


Schedule identifying substantially similar agreements, among American Brands, Inc. ("American") and each of the following persons, to the Agreement and the Amendments thereto constituting Exhibits 10m1, 10m2 and 10m3, respectively, to the Annual Report on Form 10-K of American for the Fiscal Year ended December 31, 1996

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                            Name
                            ----

                       John T. Ludes
                       Robert J. Rukeyser
                       Steven C. Mendenhall
                       Dudley L. Bauerlein, Jr.
                       Craig P. Omtvedt